EXHIBIT INDEX


Exhibit No.                                                        Page No.

 (4)-1       First Supplemental Indenture, dated as of May 4,      Incorporated
             1992, between TRINOVA Corporation and NBD Bank,       by Reference
             N.A., with respect to the issuance of
             $75,000,000 aggregate principal amount of
             TRINOVA Corporation 7.95% Notes Due 1997, filed as Exhibit (4)-1 to Form SE filed on May 6, 1992

 (4)-2       7.95% Notes Due 1997, issued pursuant to the          Incorporated
             Indenture, dated as of January 28, 1988, between      by Reference
             TRINOVA Corporation and NBD Bank, N.A. (formerly
             National Bank of Detroit), as supplemented by the First Supplemental Indenture, dated as of May 4, 1992, between TRINOVA Corporation and NBD
             Bank, N.A., filed as Exhibit (4)-2 to Form SE filed on May 6, 1992

 (4)-3       Officers' Certificate of TRINOVA Corporation,         Incorporated
             dated May 4, 1992, pursuant to Section 2.01 of        by Reference
             the Indenture, dated as of January 28, 1988, between TRINOVA Corporation and NBD Bank, N.A.
             (formerly National Bank of Detroit), as
             supplemented by the First Supplemental
             Indenture, dated as of May 4, 1992, between TRINOVA Corporation and NBD Bank, N.A., filed as
             Exhibit (4)-3 to Form SE filed on May 6, 1992

 (4)-4       Rights Agreement, dated January 26, 1989,             Incorporated
             between TRINOVA Corporation and First Chicago         by Reference
             Trust Company of New York filed as Exhibit (2) to Form 8-A filed on January 27, 1989, as amended by the First Amendment to Rights
             Agreement filed as Exhibit (5) to Form 8 filed on July 1, 1992

 (4)-5       Form of Share Certificate for Common Shares, $5       Incorporated
             par value, of TRINOVA Corporation, filed as           by Reference
             Exhibit (4)-2 to Form SE filed on July 1, 1992

 (4)-6       Fiscal Agency Agreement, dated as of October 26,      Incorporated
             1987, between TRINOVA Corporation, as Issuer,         by Reference
             and Bankers Trust Company, as Fiscal Agent, with respect to $100,000,000 aggregate principal amount of TRINOVA Corporation 6% Convertible
             Subordinated Debentures Due 2002, filed as
             Exhibit (4)-1 to Form SE filed on March 18, 1993



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

EXHIBIT INDEX - Continued


Exhibit No.                                                        Page No.

  (4)-7      Indenture, dated as of January 28, 1988, between      Incorporated
             TRINOVA Corporation and NBD Bank, N.A. (formerly      by Reference
             National Bank of Detroit), with respect to the issuance of $50,000,000 aggregate principal amount of TRINOVA Corporation 9.55% Senior
             Sinking Fund Debentures Due 2018, and the issuance of $75,000,000 aggregate principal amount of TRINOVA Corporation 7.95% Notes Due
             1997, filed as Exhibit (4)-2 to Form SE filed on March 18, 1993

 (10)-1      TRINOVA Corporation Plan for Optional Deferment       Incorporated
             of Directors' Fees (Restated January 25, 1990),       by Reference
             filed as Exhibit (10)-2 to Form SE filed on March 20, 1990

 (10)-2      TRINOVA Corporation Directors' Retirement Plan        Incorporated
             (Restated  January 1, 1990), filed as Exhibit         by Reference
             (10)-3 to Form SE filed on March 20, 1990

 (10)-3      Aeroquip Corporation Incentive Compensation           Incorporated
             Plan, filed as Exhibit (10)-4 to Form SE filed        by Reference
             on March 20, 1990

 (10)-4      Vickers, Incorporated Incentive Compensation          Incorporated
             Plan, filed as Exhibit (10)-5 to Form SE filed        by Reference
             on March 20, 1990

 (10)-5      TRINOVA Corporation Supplemental Benefit Plan         Incorporated
             (Restated January 1, 1989), filed as Exhibit          by Reference
             (19)-1 to Form SE filed on November 6, 1992

 (10)-6      TRINOVA Corporation 1982 Stock Option Plan,           Incorporated
             filed as Exhibit (10)-1 to Form SE filed on           by Reference
             March 18, 1993

 (10)-7      TRINOVA Corporation 1984 Incentive Compensation       Incorporated
             Plan, filed as Exhibit (10)-2 to Form SE filed        by Reference
             on March 18, 1993

 (10)-8      TRINOVA Corporation 1987 Stock Option Plan,           Incorporated
             filed as Exhibit (10)-3 to Form SE filed on           by Reference
             March 18, 1993



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

EXHIBIT INDEX - Continued


Exhibit No.                                                        Page No.

 (10)-9      Change in Control Agreement for Officers,             Incorporated
             filed as Exhibit (10)-4 to Form SE filed on           by Reference
             March 18, 1993 (the Agreements executed by the
             Company and various executive officers of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the officers and the dates of execution, and as to other variations directly necessitated by said differences)

 (10)-10     Change in Control Agreement for Non-officers,         Incorporated
             filed as Exhibit (10)-5 to Form SE filed on           by Reference
             March 18, 1993 (the Agreements executed by the
             Company and various non-officer employees of the Company are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the employees and the dates of execution, and as to other variations directly necessitated by said differences)

 (10)-11     TRINOVA Corporation 1994 Stock Incentive Plan,        Incorporated
             filed as Appendix A to the proxy statement for        by Reference
             the annual meeting held on April 21, 1994

 (10)-12     TRINOVA Corporation 1989 Non-Employee Directors'      Incorporated
             Equity Plan, filed as Exhibit (10)-12 to              by Reference
             Form 10-K filed on March 18, 1994

 (11)        Statement re: Computation of Per Share Earnings           22

 (99(i))-1   Revolving Credit Agreements, dated as of              Incorporated
             September 30, 1992, between TRINOVA Corporation       by Reference
             and The Bank of Tokyo Trust Company, Chemical
             Bank, Citicorp U.S.A, Dresdner Bank AG, The First
             National Bank of Chicago, Morgan Guaranty Trust
             Company of New York, J. P. Morgan Delaware, NBD
             Bank, N.A. and Union Bank of Switzerland, filed as Exhibit (4)-1 to Form SE filed on November 6,
             1992 (The Agreements executed by the Company and the various banks are identical in all respects to the form of Agreement filed as an Exhibit to Form SE except as to differences in the identity of the bank and the amount of the commitment
             [each as indicated in Exhibit A to the Agreement filed with Form SE] and other variations directly necessitated by said differences)

Exhibit No.                                                        Page No.

 (99(i))-2   TRINOVA Corporation Directors' Charitable Award       Incorporated
             Program, filed as Exhibit (99(i))-2 to                by Reference
             Form 10-K filed on March 18, 1994



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